                                                                    Exhibit 10.1

--------------------------------------------------------------------------------
                                FIFTH AMENDMENT
                        TO SECOND AMENDED AND RESTATED
                      MULTICURRENCY REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

     Fifth Amendment, dated as of June 29, 2000 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other lending institutions from time to time listed on Schedule 1 to the Credit Agreement (as
                                         ----------
hereinafter defined) as Lenders therein (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998, as amended by the First Amendment thereto, dated as of October 1, 1998, the Second Amendment and Waiver thereto, dated as of January 29, 1999, the Third Amendment thereto, dated as of March 22, 1999 and the Fourth Amendment thereto dated as of November 5, 1999 and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Agents and the Lenders (the "Administrative Agent"), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as syndication agent for the Agents and the Lenders (the "Syndication Agent"), FORTIS BANK (formerly known as Generale
Bank), as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent for the Agents and the Lenders (the "Documentation Agent"), and the other parties thereto. Terms not otherwise defined herein that are defined in the Credit Agreement or in (S)1 or (S)2 of this Amendment shall have the same respective meanings herein as therein.

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement and the other Loan Documents; and

     WHEREAS, subject to the terms and conditions of this Amendment, the Majority Lenders have agreed to amend certain terms and conditions of the Credit Agreement and the other Loan Documents as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.   Certain Amendments to the Credit Agreement.  Subject to the
             ------------------------------------------
satisfaction of the applicable conditions precedent set forth in (S)3 hereof and effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

     (S)1.1. Amendment to Definitions.  Section 1.1 of the Credit Agreement is
             ------------------------
hereby amended as follows:

     (a) The following new definitions are hereby inserted in (S)1.1 of the Credit Agreement in the appropriate location in the alphabetical sequence:

             "Excess Cash Flow. With respect to the Company and its Non-Excluded
              ----------------
     Subsidiaries for any fiscal period, an amount equal to EBIT for such period, plus, to the extent otherwise excluded from the calculation of EBIT
             ----
     (or, in the case of depreciation and amortization, to the extent charged against the calculation of EBIT) for such period, without duplication, (a) recurring interest income for such period, plus (b) recurring rental income
                                                ----
     for such period, plus (c) realized hedge gains (or minus in the case of
                      ----                              -----
     realized hedge losses) for such period, plus (d) depreciation and
                                             ----
     amortization for such period, minus (e) cash payments actually made during
                                   -----
     such period in respect of interest on all Indebtedness and in respect of Capitalized Leases of the Company and its Non-Excluded Subsidiaries, and all Commitment Fees, Letter of Credit Fees, Foreign Letter of Credit Fees, agency fees, facility fees, commitment fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money, whether treated as items of expense or capitalized, minus (f) permanent
                                                         -----
     cash repayments of the principal in respect of any Indebtedness and in respect of Capitalized Leases of the Company and its Non-Excluded Subsidiaries made during such period (other than any such repayments made from Net Equity Issuance Proceeds and other than any Subordinated Note Purchases made during such period), minus (g) cash payments for all taxes
                                         -----
     paid during such period, minus (h) Capital Expenditures made during such
                              -----
     period, minus (i) Distributions paid in cash during such period (other than
             -----
     Distributions paid to the Company or any of its Non-Excluded Subsidiaries, by (in each case) any of its Non-Excluded Subsidiaries), plus (j) net
                                                              ----
     decreases in Working Capital as compared to the last day of the immediately preceding like fiscal period, if applicable, minus (k) net increases in
                                                  -----
     Working Capital as compared to the last day of the immediately preceding like fiscal period, if applicable, minus (l) cash Investments in Excluded
                                        -----
     Entities made during such period, and minus (m) cash payments made in
                                           -----
     respect of Acquisition Consideration during such period."

             "Excess Cash Flow Subordinated Note Purchases.  The purchase by the
              --------------------------------------------
     Company of Subordinated Notes from the holders thereof, in any fiscal year commencing with the fiscal year ending January 31, 2001, provided that (a)
                                                              -------- ----
     the total, cumulative amount of the consideration (excluding consideration consisting of common stock of the Company or rights to acquire such stock) paid for all such purchases (other than any such purchases permitted by clause (a) of the definition of Subordinated Note Purchases) in any fiscal year of the Company, commencing with the fiscal year ending January 31, 2001, does not exceed, in the aggregate, the lesser of (i) 50% of Excess Cash Flow calculated for the immediately preceding fiscal year of the Company and (ii) $8,000,000, (b) in each case the Company shall have delivered to the Administrative Agent an officer's certificate (signed by the principal financial or accounting officer of the Company) setting forth in reasonable detail computations evidencing the Company's compliance with the financial covenant set forth in (S)11.4 on a pro forma basis after giving effect to
                                        --- -----
     each such purchase, (c) the Subordinated Notes so purchased in each case are promptly cancelled by the Company, (d) no Default or Event of Default then exists and none would exist after giving effect thereto, (e) such purchases are in each case not prohibited by the Subordinated Debt Documents, and (f) the total consideration (excluding consideration consisting of common stock of the Company or rights to acquire such stock, and excluding reasonable transaction fees, commissions, and expenses incurred in connection with such purchases) paid for each such Subordinated Note does not exceed 100% of the unpaid principal amount of such Subordinated Note (plus accrued and unpaid interest thereon). No such permitted amounts which are not used in any fiscal year of the Company may be carried over to the subsequent (or any other) fiscal year of the Company."

           "Working Capital. On any date of determination, the result of (a) all
            ---------------
     accounts receivable of the Company and its Non-Excluded Subsidiaries (as shown as "trade" receivables and "notes and other" receivables on the consolidated balance sheet of the Company and its Non-Excluded Subsidiaries), plus (b) inventory of the Company and its Non-Excluded
                    ----
     Subsidiaries, minus (c) accounts payable of the Company and its Non-
                   -----
     Excluded Subsidiaries, in each case as recorded on the books of account of the Company and its Non-Excluded Subsidiaries in accordance with generally accepted accounting principles."

     (b)   The definition of Consolidated Total Interest Expense contained in
(S)1.1 of the Credit Agreement is hereby amended by inserting, immediately after the final sentence thereof, the following sentence:

     "The calculation of Consolidated Total Interest Expense shall exclude the "amendment fees" provided for in the Fifth Amendment to this Agreement."

     (c) The definition of EBITDA contained in (S)1.1 of the Credit Agreement is hereby amended by deleting the fourth (and final) paragraph thereof (added by the First Amendment to the Credit Agreement) in its entirety and inserting in its place the following new paragraph:

     "Solely for the purpose of the calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and also as utilized in the determination of compliance with (S)11.5 hereof and in the computation of EBITDA for purposes of (S)(S)9.4(m) and 11.3 hereof, the determination of EBITDA shall, without duplication, be made without regard to book expense accruals in the fiscal year of the Company ended January 31, 2000 not to exceed, in the aggregate, $2,000,000, in respect of payments to be made by Samsonite Europe to the government of Belgium over the thirteen (13) consecutive fiscal quarters following January 31, 2000 to settle employment taxes and levies incurred by Samsonite Europe prior to January 31, 2000 (the "Specified Belgian Tax Obligations"); provided that there shall be subtracted from the calculation
                   --------
of EBITDA (without duplication) the amount of all cash payments made by Samsonite Europe during any fiscal period in respect of (or relating to) any Specified Belgian Tax Obligations for which the book expense accruals were "added back" (i.e. disregarded) in determining EBITDA pursuant to the earlier provisions of this paragraph."

     (d) The definition of Subordinated Note Purchases contained in (S)1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and by replacing it with the following new definition:

             "Subordinated Note Purchases. Any and each of (a) the purchase by
              ---------------------------
     the Company of Subordinated Notes from the holders thereof, provided that
     (i) the total cumulative amount of the consideration (excluding consideration consisting of common stock of the Company or rights to acquire such stock) paid for all such purchases (other than any such purchases permitted by the definition of Excess Cash Flow Subordinated Note Purchases) and for Preferred Stock Purchases, taken together, in each case from and after the Closing Date does not exceed, in the aggregate, the sum of the Available Net Equity Issuance Proceeds, as determined for each Specified Equity Issuance, on a cumulative basis, (ii) the Subordinated Notes so purchased in each case are promptly cancelled by the Company,
     (iii) no Default or Event of Default then exists and none would exist after giving effect thereto, (iv) such purchases are in each case not prohibited by the Subordinated Debt Documents, and (v) the total consideration (excluding consideration consisting of common stock of the Company or rights to acquire such stock, and excluding reasonable transaction fees, commissions, and expenses incurred in connection with such purchases) paid for each such Subordinated Note does not exceed 100% of the unpaid principal amount of such Subordinated Note (plus accrued and unpaid interest thereon), and (b) Excess Cash Flow Subordinated Note Purchases. The Borrowers and the Lenders agree that the limitations set forth in clauses (a) and (b) of this definition of Subordinated Note Purchases shall be read independently and that Subordinated Note Purchases made pursuant to clause (a) of this definition shall not be deemed to decrease amounts available for such purchases under clause (b) of this definition and vice versa."

     (S)1.2. Amendment to Reporting Requirements.  Section 9.4 of the Credit
             -----------------------------------
Agreement is hereby amended by deleting the word "and" immediately after the end of subsection (l) of such section, by replacing the period at the end of subsection (m) of such section (as added by the Third Amendment to the Credit Agreement) with the phrase "; and" and by adding the following additional provision to (S)9.4 after subsection (m) thereof:

              "(n) beginning with the fiscal year of the Company ending January 31, 2001, simultaneously with the delivery of the financial statements referred to in subsection (a) above, and in any event not later than ninety
     (90) days after the end of such fiscal year and each subsequent fiscal year, a statement certified by the principal financial or accounting officer of the Company setting forth in reasonable detail the computation of Excess Cash Flow for the fiscal year of the Company most recently ended."

     (S)1.3.  Amendment to Investment Covenant.  Section 10.3 of the Credit
              --------------------------------
Agreement is hereby amended by deleting subsection (q) thereof in its entirety and by replacing it with the following new subsection:

              "(q) consisting of loans or advances made in the ordinary course of business to officers, directors or employees of the Company or any of its Non-Excluded Subsidiaries (i) that are required under the terms of employment agreements to which such officers, directors or employees are parties or which have been approved by the compensation committee of the Company's board of directors, so long as the aggregate amount of such loans or advances outstanding at any one time does not exceed $500,000, or (ii) for travel, transportation, entertainment, and moving or other relocation expenses."

     (S)1.4.  Amendment to Senior Leverage Ratio Covenant.  Section 11.1.2 of
              -------------------------------------------
the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

              "The Borrowers will not permit the Senior Leverage Ratio as determined for any Reference Period ending at any time during any period described in the table set forth below to be greater than the ratio set forth opposite such period in such table in which such Reference Period ends:

                  Period                           Maximum Ratio Permitted

         November 1, 1999 - January 31, 2000             2.60 to 1.00
         February 1, 2000 and thereafter                 2.50 to 1.00"

     (S)1.5.  Amendment to Interest Coverage Ratio.  Section 11.2.2 of the
              ------------------------------------
Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and by replacing it with the following new table:


                  "Period                               Minimum Ratio

        October 31, 1999 - January 30, 2000              1.10:1.00
        January 31, 2000 - April 29, 2000                1.25:1.00
        April 30, 2000 - July 30, 2000                   1.35:1.00
        July 31, 2000 - October 30, 2000                 1.40:1.00
        October 31, 2000 - January 30, 2001              1.50:1.00
        January 31, 2001 - April 29, 2001                1.60:1.00
        April 30, 2001 - July 30, 2001                   1.80:1.00

        July 31, 2001 - October 30, 2001                 2.00:1.00
        October 31, 2001 - January 30, 2002              2.20:1.00
        January 31, 2002 - April 29, 2002                2.40:1.00
        April 30, 2002 and thereafter                    2.50:1.00"

     (S)1.6.  Amendment to Capital Expenditures Covenant.  Section 11.3 of the
              ------------------------------------------
Credit Agreement is hereby amended by deleting the caption heading and text thereof in their entirety and replacing such deleted caption heading and text with the following:

              "11.3. Capital Expenditures. The Borrowers will not make, or
                     --------------------
     permit any Non-Excluded Subsidiary of a Borrower to make, Capital Expenditures in any fiscal year of the Company ending on or after January 31, 1999 that exceed in the aggregate (for the Borrowers and all Non-Excluded Subsidiaries), $35,000,000; provided, however, that the foregoing
                                          --------  -------
     limitation on Capital Expenditures shall apply only with respect to each fiscal year in which the Leverage Ratio, as determined for any Reference Period ending as of the end of any fiscal quarter in such fiscal year, exceeds 3.50:1.00, and further provided, if during any such fiscal year the
                            ------- --------
     permitted $35,000,000 of Capital Expenditures is not so utilized, such unutilized amount (each being referred to as an "Unspent Amount") may be utilized in (but only in) the immediately subsequent fiscal year, and not thereafter; in any such subsequent fiscal year, actual Capital Expenditures made from time to time in such fiscal year shall be deemed to have been made first from (and to utilize) the applicable Unspent Amount carried over into such fiscal year from the immediately prior fiscal year, and then to have been made from (and to utilize) the $35,000,000 permitted by this
     (S)11.3; and in any event the applicable Unspent Amount to be carried over into any fiscal year shall not exceed $35,000,000. Notwithstanding the foregoing, however, the Capital Expenditures of the Borrowers and all Non-Excluded Subsidiaries in the aggregate for any fiscal year shall not in any
                                                                          -- ---
     event exceed $30,000,000 (with no increase in such maximum amount from the
     -----
     carry-over of Unspent Amounts) unless and until there shall have also occurred (on or prior to the end of such fiscal year) the completion of two consecutive fiscal quarters (whether or not either or both were contained in such fiscal year) at the end of both of which fiscal quarters the
                                        ---- -- -----
     Leverage Ratio was less than 5.00 to 1.00 (after which completion, such $30,000,000 limitation shall no longer apply)."

     (S)1.7.  Maximum Senior Debt/Total Capital Funds Ratio.  Section 11.4 of
              ---------------------------------------------
the Credit Agreement is hereby amended by deleting such section in its entirety and by replacing it with the following new section:

              "11.4. Senior Debt to Total Capital Funds Ratio. The Borrowers
                     ----------------------------------------
     will not at any time permit the ratio of (a) (i) Total Funded Indebtedness of the Company and its Non-Excluded Subsidiaries outstanding on any date minus (ii) Subordinated Debt outstanding on such date, to (b) the sum,
     -----
     without duplication, of (i) Total Funded Indebtedness on such date plus
                                                                        ----
     (ii) the amount of the 1998 Preferred Stock outstanding on such date as shown
     on the consolidated balance sheet of the Company and its Non-Excluded Subsidiaries in accordance with generally accepted accounting principles, consistently applied, plus, without duplication, (iii) the amount
                           ----
     (excluding, in any event, the amount of 1998 Preferred Stock outstanding as referred in clause (b)(ii) of this section) of "total stockholders equity (or deficit)" (subtracting the absolute value of such amount, in the case of a deficit) on such date as shown on the consolidated balance sheet of the Company and its Non-Excluded Subsidiaries in accordance with generally accepted accounting principles, consistently applied, to equal or exceed
     0.45 to 1.00."

     (S)1.8.  Deletion of U.S. Wholesale Year-to-Date Cumulative EBITDA Ratio.
              ---------------------------------------------------------------
Section 11.6 of the Credit Agreement is hereby amended by deleting such section in its entirety.

     (S)1.9.  Deletion of Cash Holding Limitation Condition.  Section 13.5 of
              ---------------------------------------------
the Credit Agreement is hereby amended by deleting such section in its entirety.

     (S)2.    Amendments to the Credit Agreement With Respect to the
              ------------------------------------------------------
International Restructuring. Subject to the satisfaction of each of the
---------------------------
applicable conditions precedent set forth in (S)(S)3 and 4 hereof, and effective as of Restructuring Date referred to in (S)2.1(a) hereof below, the Credit Agreement is hereby amended as follows:

     (S)2.1.  Amendments to Definitions.  Section 1.1 of the Credit Agreement is
              -------------------------
hereby amended as follows:

     (a) The following new definitions are hereby inserted in (S)1.1 of the Credit Agreement in the appropriate locations in the alphabetical sequence:

              "Belgian Transfer. The transfer on the Restructuring Date from the
               ----------------
     Company to Danish Holdco of all of the shares of capital stock (other than not more than twelve (12) shares of the outstanding capital stock of Samsonite Europe owned beneficially and of record by Mr. Luc van Nevel) of Samsonite Europe, whether directly or in a concurrent series of sequential transfers involving intermediate transfers to CV Holdings and/or Dutch Holdco, as a capital contribution and/or as a sale for consideration consisting of intercompany Indebtedness described in (and permitted by)
     (S)(S)10.1(i) and/or 10.1(m), provided that on or before the date such
                                   --------------
     transfer is effected all of the conditions precedent set forth in (S)(S)3 and 4 of the Fifth Amendment to this Agreement shall have been satisfied."

              "CV Holdings.  C.V. Holdings, Inc., a Colorado corporation and a
               -----------
     direct Wholly-Owned Subsidiary of the Company."

              "CV Holdings Guarantee. The Guarantee, dated or to be dated on or
               ---------------------
     prior to the Restructuring Date made by CV Holdings in favor of the Lenders and the Agents pursuant to which CV Holdings guarantees the payment and performance of the Obligations, and in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

          "Danish Guarantee.  The Guarantee, dated or to be dated on or prior to
           ----------------
     the Restructuring Date made by Danish Holdco in favor of the Lenders and Agents pursuant to which Danish Holdco guarantees the payment and performance of the Obligations of Samsonite Europe, and in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

          "Danish Holdco.  SC Denmark ApS, a Danish anpartsselskab (limited
           -------------
     liability company) which is an indirect, Wholly-Owned Subsidiary of the Company and is a direct Wholly-Owned Subsidiary of Dutch Holdco."

          "Danish Pledge Agreement.  The Danish law Pledge of Shares, dated or
           -----------------------
     to be dated on or prior to the Restructuring Date, entered into by Dutch Holdco and Danish Holdco in favor of the Agents and the Lenders, pursuant to which Dutch Holdco has pledged all of the equity interests of Danish Holdco as security for the obligations of Dutch Holdco under the Dutch Guarantee, and in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

          "Dutch Guarantee.  The Guarantee, dated or to be dated on or prior to
           ---------------
     the Restructuring Date made by Dutch Holdco in favor of the Lenders and the Agents pursuant to which Dutch Holdco guarantees the payment and performance of the Obligations of Samsonite Europe, and in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

          "Dutch Holdco. SC International Holdings C.V., a Dutch commanditaire
           ------------
     vennootschap (limited partnership) of which (a) not less than 95% of the economic interest and not less than 66% of the voting rights are held directly by CV Holdings and (b) the entire remainder of the economic interest and the entire remainder of the voting rights are held directly by the Company."

          "Fifth Amendment.  The Fifth Amendment dated as of June 29, 2000 to
           ---------------
     this Agreement."

          "Mexican Transfer.  The transfer on the Mexican Transfer Date from the
           ----------------
     Company to Samsonite Europe of all of the shares or units of capital stock or other equity interests of Samsonite Latinoamerica (other than a nominal number of outstanding shares or units held by Samsonite Pacific Ltd.), whether directly or in a series of concurrent, sequential transfers involving intermediate transfers to CV Holdings, Dutch Holdco, and/or Danish Holdco, as a capital contribution and/or as a sale for consideration consisting of intercompany Indebtedness described in (and permitted by)
     (S)(S)10.1(i) and/or

     10.1(m), provided that on or before the date such transfer is effected,
              -------------
     Samsonite Europe shall have executed and delivered the New Mexican Pledge Agreement to the Administrative Agent and shall have taken the other steps required by (S)9.15 (including those steps set forth in the last sentence of (S)9.15) with respect to all of such shares or units of capital stock or other equity interests (deeming Samsonite Latinoamerica to be a Significant Foreign Subsidiary solely for purposes of the requirements of (S)9.15). Concurrently with such Mexican Transfer after reasonable notice from the Company the Administrative Agent shall release the pledge originally given by the Company to the Administrative Agent with respect to 66% of the shares of the capital stock or other equity interests of Samsonite Latinoamerica, so long as at the time of such release and upon such transfer Samsonite Europe shall have delivered a duly executed counterpart of such New Mexican Pledge Agreement to the Administrative Agent and shall have taken the other steps required by (S)9.15 with respect thereto (deeming Samsonite Latinoamerica to be a Significant Foreign Subsidiary solely for purposes of the requirements of (S)9.15)."

          "Mexican Transfer Date.  The date (if any) on which the Company shall
           ---------------------
     have transferred all of its shares or units of capital stock or other equity interests of Samsonite Latinoamerica to Samsonite Europe as set forth in (and pursuant to the requirements referred to in) the definition of Mexican Transfer."

          "New Mexican Pledge Agreement.  The Mexican law Pledge Agreement,
           ----------------------------
     dated or to be dated on or prior to the Mexican Transfer Date, between Samsonite Europe and the Administrative Agent and acknowledged by Samsonite Latinoamerica, pursuant to which Samsonite Europe has pledged all of its shares or units of the capital stock or other equity interests of Samsonite Latinoamerica to the Administrative Agent as security for the Obligations of Samsonite Europe, and in form and substance satisfactory to the Administrative Agent."

          "Restructuring Date.  The date on which the conditions precedent set
           ------------------
     forth in (S)(S)3 and 4 of the Fifth Amendment to this Agreement have been satisfied."

          "Samsonite Latinoamerica.  Samsonite Latinoamerica, S.A. de C.V., a
           -----------------------
     Mexican corporation, which may be converted to a Mexican limited liability company as part of (and concurrently with) the Mexican Transfer."

     (b) The definition of Belgian Pledge Agreement contained in (S)1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and by replacing it with the following new definition:

          "Belgian Pledge Agreement.  The Belgian law Stock Pledge Agreement,
           ------------------------
     dated or to be dated on or prior to the Restructuring Date, among Danish Holdco, Samsonite Europe and the Administrative Agent acting in its own name and for its own account and in the name and for the accounts of the Agents and the Lenders, pursuant to which Danish Holdco has pledged in favor of the Agents and the Lenders all of its shares of capital stock of Samsonite Europe as security for its obligations under the Danish Guarantee, and in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

     (c) The definition of Foreign Pledge Agreements set forth in (S)1.1 of the Credit Agreement is hereby amended by inserting, immediately before the words "the Stock Pledge Agreement" in clause (c) thereof, the phrase "at all times prior to the Mexican Transfer Date,". The definition of Foreign Pledge Agreements is further amended by deleting the word "and" from the end of clause
(c) thereof and by deleting the period at the end of such definition and replacing it with the phrase ", (e) the Danish Pledge Agreement, (f) any applicable pledge or security agreement in favor of the Administrative Agent with respect to the interests of CV Holdings in Dutch Holdco, and (g) from and at all times after the Mexican Transfer Date, the New Mexican Pledge Agreement."

     (d) The definition of Guarantees set forth in (S)1.1 of the Credit Agreement is hereby amended by inserting, immediately after such definition, the following additional sentence: "The defined term Guarantees shall include the CV Holdings Guarantee, the Dutch Guarantee and the Danish Guarantee."

     (e) The definition of Guarantors set forth in (S)1.1 of the Credit Agreement is hereby amended by inserting, immediately after such definition, the following additional sentence: "The defined term Guarantors shall include CV Holdings, Dutch Holdco and Danish Holdco."

     (f)  The definition of Significant Domestic Subsidiaries set forth in
(S)1.1 of the Credit Agreement is hereby amended by deleting the word "and" from the end of clause (d) thereof and by deleting the period at the end of such definition and replacing it with the phrase ", and (f) CV Holdings."

     (g) The definition of Significant Foreign Subsidiaries set forth in (S)1.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (a) thereof and replacing it with a comma and by deleting the period at the end of such definition and replacing it with the phrase ", (c) Danish Holdco, and (d) Dutch Holdco."

     (h) The definition of Stock Pledge Agreement set forth in (S)1.1 of the Credit Agreement is hereby amended by deleting the period at the end of such definition and replacing it with the phrase ", as amended on or prior to the Restructuring Date pursuant to an amendment agreement providing for the pledge thereunder of all of the capital stock of CV Holdings, such amendment agreement to be in form and substance satisfactory to the Administrative Agent, as the same may be amended, modified, restated, or supplemented from time to time."

     (S)2.2.  Amendments to Required Collateral Security Arrangements.  Section
              -------------------------------------------------------
7.1 of the Credit Agreement is hereby amended by inserting, immediately after the first sentence thereof, the following additional sentence: "Notwithstanding anything in this Agreement or any of the Security Documents (including without limitation the Security Agreement of the Company) to the contrary, the Collateral of the Company shall not include the Company's interest as a limited partner of Dutch Holdco, and no lien on, security interest in, or collateral assignment of such interest as Collateral is intended to be created by the parties to this Agreement or such Security Documents." Section 7.1 of the Credit Agreement is further amended by inserting, immediately after the final sentence of such section, the following additional sentence: "From and after the Mexican Transfer Date, the Obligations of Samsonite Europe shall also be secured by a perfected, first priority pledge by Samsonite Europe of all of its shares or units of the capital stock or other equity interests of Samsonite Latinoamerica." Section 7.2 of the Credit Agreement is hereby amended by inserting, immediately after the second sentence thereof, the following additional sentence: "Notwithstanding the foregoing, CV Holdings shall not be required to grant security interests in its assets as Collateral except as provided in (S)9.15 hereof with respect to its interest as the general partner of Dutch Holdco."

     (S)2.3.  Amendment to Stock Pledge Requirements.  Section 9.15 of the
              --------------------------------------
Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and by replacing it with the following new sentences:
"Notwithstanding the foregoing, the Company shall not be required to pledge or otherwise grant a security interest in any of its interest as limited partner in Dutch Holdco as Collateral. Each of CV Holdings, Dutch Holdco, Danish Holdco and Samsonite Europe will at all times pledge and maintain the pledge of all of its shares of the capital stock of, or other equity interests in, each of its direct Significant Subsidiaries from time to time existing; provided that CV
                                                            --------
Holdings shall not be required to enter into a Dutch law pledge with respect to its interest as general partner of Dutch Holdco unless and until (and only to the extent that) such Dutch law pledge is or becomes feasible and practicable under the applicable Dutch law (although CV Holdings shall, in any event, enter into a Security Agreement (or similar agreement) with respect to such interest as general partner). From and at all times after the Mexican Transfer Date, Samsonite Europe will pledge and maintain the pledge of all of its shares or units of the capital stock or other equity interests of Samsonite Latinoamerica. In each case, such required pledge shall be in favor of the Administrative Agent for the benefit of the Agents and the Lenders (and, with respect to the Belgian Pledge Agreement and the Danish Pledge Agreement, in favor of the Agents and the Lenders) as Collateral for the Obligations of the applicable pledgor."

     (S)2.4.  Amendment to Investment Covenant.  Clause (f) of (S)10.3 of the
              --------------------------------
Credit Agreement is hereby amended by deleting the semicolon at the end of such clause and by replacing it with the phrase "; or (iii) the Investments constituted by the Belgian Transfer; or (iv) the Investments constituted by the Mexican Transfer;".

     (S)2.5.  Amendment to Mergers and Acquisition Covenant.  Section 10.5.1 of
              ---------------------------------------------
the Credit Agreement is hereby amended by deleting the word "or" from the end of clause (e) thereof, adding the word "or" to the end of clause (f) thereof immediately after the semi-colon at the end of such clause (f), and by inserting, immediately after such clause (f), the following new clause:

              "(g) the acquisitions by Danish Holdco and Samsonite Europe, respectively, consisting of the Belgian Transfer and the Mexican Transfer."

     (S)2.6.  Amendment to Disposition of Assets Covenant.  Section 10.5.2 of
              -------------------------------------------
the Credit Agreement is hereby amended by deleting the word "and" from the end of clause (c) thereof, replacing the period at the end of clause (d) thereof with the phrase "; and", and by inserting, immediately after clause (d) thereof, the following new clause:

              "(e) the dispositions by the Company and its applicable Non-Excluded Subsidiaries consisting of the Belgian Transfer and the Mexican Transfer."

     (S)2.7.  Amendment to Disposition of Capital Stock Covenant.  Section
              --------------------------------------------------
10.19.2 of the Credit Agreement is hereby amended by deleting the word "and" from the end of clause (d) thereof, replacing such deleted word with a comma, and by deleting the period at the end of clause (e) thereof and replacing it with the following: ", or (f) dispositions by the Company and its applicable Non-Excluded Subsidiaries consisting of the Belgian Transfer and the Mexican Transfer."

     (S)2.8.  Limitations on Ownership of Holding Companies.  Section 10.19 of
              ---------------------------------------------
the Credit Agreement is hereby further amended by deleting the word "and" from the end of clause (d) thereof, replacing such deleted word with a comma, and by inserting the following two new subsections immediately after (S)10.19.2 thereof:

              "10.19.3.  Limitations on Ownership of Dutch Holdco. CV Holdings
                         ----------------------------------------
     (a) shall at all times be the general partner of Dutch Holdco, (b) shall have an economic interest in Dutch Holdco equal to or greater than 95% of the total economic interest in Dutch Holdco, and (c) shall hold voting rights in Dutch Holdco equal to or greater than 66% of the total voting rights in Dutch Holdco. The Company shall at all times be the limited partner of Dutch Holdco, shall have an economic interest in Dutch Holdco consisting of the entire remaining economic interest in Dutch Holdco and shall hold voting rights in Dutch Holdco consisting of the entire remaining voting rights in Dutch Holdco."

              "10.19.4.  Ownership of Reorganized Holding Companies, Etc. (a) CV
                         -----------------------------------------------
     Holdings shall at all times be a direct, Wholly-Owned Subsidiary of the Company, (b) Danish Holdco shall at all times be a direct, Wholly-Owned Subsidiary of Dutch Holdco, and (c) Samsonite Europe shall at all times be a direct, Wholly-Owned Subsidiary of Danish Holdco. From and after the Mexican Transfer Date, Samsonite Latinoamerica shall at all times be a direct, Wholly-Owned Subsidiary of Samsonite Europe."

     (S)2.9.  Limitation on Activities of New Holding Companies.  The Credit
              -------------------------------------------------
Agreement is hereby amended by inserting, immediately following (S)10.25 thereof, the following new (S)10.26:

              "10.26.  No Other Activities of Holding Companies. CV Holdings,
                       ----------------------------------------
     Dutch Holdco and Danish Holdco shall not (a) create, incur, assume, guarantee, have, or be or remain liable, contingently or otherwise, with respect to, any liabilities or Indebtedness of any kind (other than (i) intercompany Indebtedness permitted by, and described in, (S)10.1(i) or
     (S)10.1(m), which Indebtedness must be subordinated to the prior payment and performance in full of the Obligations on terms reasonably satisfactory in form and substance to the Administrative Agent, and (ii) customary administrative expenses and payables for taxes, accounting, legal, and other professional fees, and other administrative costs incurred in the ordinary course of business as and to the extent permitted by clause (e) of this (S)10.26), (b) create, incur, assume, or permit to exist as to any of their respective assets, properties, or rights, any security interest, pledge, lien, or encumbrance (other than the Security Documents) of any kind, (c) make or have any Investments, other than the Loan Documents themselves, the Investments constituted by the Belgium Transfer and the Mexican Transfer, and those Investments permitted by, and described in,
     (S)10.3(e) or (S)10.3(f)(i) hereof (which Investments must consist of Indebtedness permitted by, and described in, (S)10.1(i) or (S)10.1(m), as the case may be, in each case subordinated to the prior payment and performance in full of the Obligations on terms reasonably satisfactory in form and substance to the Administrative Agent), (d) own any assets (other than (i) the general partnership interest in Dutch Holdco, in the case of CV Holdings, (ii) the shares or units of capital stock or other equity interests of Danish Holdco, in the case of Dutch Holdco, (iii) the shares of capital stock of Samsonite Europe, in the case of Danish Holdco, and
     (iv) those Investments permitted by clause (c) of this (S)10.26), or (e) conduct any trade or business other than as described in clause (d) of this
     (S)10.26."

     (S)2.10. Amendment to Change in Control Default.  Section 14.1(r) of the
              --------------------------------------
Credit Agreement is hereby amended by deleting the words "the Company" in clause
(iii) thereof and by replacing them with the words "Danish Holdco".

     (S)2.11. Amendment to Share Pledge Registration Requirements.  Section
              ---------------------------------------------------
20.10 of the Credit Agreement is hereby amended by deleting the caption heading of such section in its entirety and by replacing such caption heading with the words: "20.10. Share Pledge Registrations." Section 20.10 is further amended
                ----- ------ -------------
by inserting, immediately after the first sentence of such section, the following additional sentence:

     "In connection with each Assignment and Acceptance, and each Instrument of Adherence, concurrently with the effectiveness thereof, Danish Holdco shall take all such actions as shall be necessary or advisable to register the names of any new or additional Lender as secured party and pledgee as to the

     Danish Pledge Agreement in the appropriate share registry of Danish Holdco in accordance with the terms of the Danish Pledge Agreement."

     (S)2.12.  Amendment to Schedule 8.23.  Schedule 8.23 to the Credit
               --------------------------
Agreement is hereby amended by deleting such Schedule in its entirety and by replacing it with Schedule 8.23 attached hereto.
                  -------------

     (S)3.  Conditions to Effectiveness (Excluding Provisions Regarding the
            ---------------------------------------------------------------
International Restructuring).  All provisions of this Amendment except for those
---------------------------
set forth in (S)2 hereof shall be deemed to be, and shall become, effective as of the Effective Date referred to above, subject to the satisfaction of the following conditions precedent, on or prior to such date:

     (a) The Administrative Agent shall have received one or more counterparts of this Amendment duly executed and delivered by the Company, Samsonite Europe, and the Majority Lenders.

     (b) The Administrative Agent shall have received a statement certified by the principal financial or accounting officer of the Company setting forth in reasonable detail the computation of Excess Cash Flow for the fiscal year of the Company ended January 31, 2000.

     (c) The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of the applicable provisions of this Amendment) to the Administrative Agent on the Effective Date, for the respective accounts of each of those Lenders that, as of the Effective Date, have duly executed and delivered counterparts of this Amendment to the Administrative Agent, an amendment fee (the "Amendment Fee") in immediately available funds, which shall be equal to 0.125% (one-eighth of one percent) of the sum of (i) such Lender's Domestic Term Loan Commitment Percentage of the then outstanding principal amount of the Domestic Term Loan and such Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount of such Lender's Commitments, if applicable.

     (d) The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to and simultaneously with the effectiveness of this Amendment) to the Administrative Agent on the Effective Date, for the account of the Administrative Agent, certain fees set forth in the letter agreement between the Company and the Administrative Agent dated as of the Effective Date (the "Amendment Fee Letter") in the amounts set forth in the Amendment Fee Letter. The Amendment Fee Letter shall have been duly executed and delivered by the Company and the Administrative Agent and shall be in full force and effect.

     (e)    All proceedings in connection with the transactions contemplated by
(S)1 and this (S)3 of this Amendment and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Administrative Agent and the Administrative Agent's Special Counsel, and the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     (f) No Default or Event of Default shall exist or be continuing, and none shall exist upon (or after giving effect to) the effectiveness of this Amendment on and as of the Effective Date.

     (S)4.  Conditions to Effectiveness of Provisions Regarding the
            -------------------------------------------------------
International Restructuring.  The provisions of (S)2 of this Amendment shall be
---------------------------
deemed to be, and shall become, effective as of the Restructuring Date, subject to the satisfaction of each of the conditions precedent set forth in (S)3 hereof and each of the following additional conditions precedent, on or prior to such date:

     (a) The Belgian Transfer shall be completed on the Restructuring Date concurrently with the effectiveness of (S)2 hereof. Each of the CV Holdings Guarantee, the Dutch Guarantee, the Danish Guarantee, the Danish Pledge Agreement, the new Belgian Pledge Agreement as referred to in (S)2 hereof, an amendment to the existing Stock Pledge Agreement of the Company with respect to the pledge thereunder of 100% of the shares of the capital stock of CV Holdings, a Security Agreement of CV Holdings with respect only to its interests as the general partner in Dutch Holdco (and a Perfection Certificate of CV Holdings relating to such applicable new Security Document) shall have been duly executed and delivered by the respective parties thereto, shall in each case be in full force and effect and shall in each case be in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have received a fully executed copy of each such document.

     (b) Each of the Security Documents referred to in (S)4(a) above shall be effective to create in favor of the Administrative Agent and the Lenders a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law, and, where applicable, except for the PBGC Ratable Lien but only to the limited extent required by the PBGC Letter) perfected security interest in and lien upon the Collateral referred to therein. All filings, recordings, deliveries of stock certificates and other applicable instruments and other actions necessary or desirable in the opinion of the Administrative Agent to perfect, protect and preserve such security interests shall have been duly effected or there shall have been made arrangements for the same which are satisfactory to the Administrative Agent. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     (c) The Administrative Agent shall have received the results of Uniform Commercial Code and other applicable lien searches indicating no liens on the Collateral referred to in the Security Documents listed in (S)4(a) above, other than Permitted Liens.

     (d) The Administrative Agent shall have received from each of the Company, CV Holdings, Dutch Holdco, Danish Holdco and Samsonite Europe a copy, certified by a duly authorized officer of such Person to be true and complete on the Restructuring Date, of each of (a) its charter or other organizational documents as in effect on such date of certification, and (b) its by-laws or analogous documents as in effect on such date.

     (e) All corporate, partnership, limited liability company, shareholder, member, and partner action necessary or appropriate for the valid execution, delivery and performance by each of the Company, CV Holdings, Dutch Holdco, Danish Holdco and Samsonite Europe of the Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

     (f) The Administrative Agent shall have received from each of the Company, CV Holdings, Dutch Holdco, Danish Holdco and Samsonite Europe an incumbency certificate, dated as of the Restructuring Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each such Person, each of the Loan Documents to which such Person is or is to become a party, and (ii) to give notices and to take other action on its behalf under the Loan Documents.

     (g) The Administrative Agent shall have received certified copies of all intercompany promissory notes or similar obligations issued in connection with the Belgian Transfer, each of which shall be subordinated to the prior payment and performance in full of the Obligations on terms, and which promissory notes and subordination documents shall be, in form and substance reasonably satisfactory to the Administrative Agent.

     (h) The Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Agents, dated as of the Restructuring Date, each in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent's Special Counsel, from:

            (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Company and its Subsidiaries;

            (ii) Colorado special counsel to CV Holdings satisfactory to the Administrative Agent;

            (iii) Loyens & Loeff, Dutch special counsel to Dutch Holdco;

            (iv) Kromann Reumert, Danish special counsel to the Administrative Agent; and/or Lett and Co., Danish special counsel to Danish Holdco; and

            (v) Fernand Keuleneer, Esq., Belgian special counsel to Samsonite Europe.

     (i) The Administrative Agent shall have released the existing pledge by the Company of 66% of the shares of capital stock of Samsonite Europe as in effect immediately prior to the Belgian Transfer pursuant to a release agreement in form and substance reasonably satisfactory to the Company and the Administrative Agent.

     (j)    All proceedings in connection with the transactions contemplated by
(S)2 and this (S)4 of this Amendment and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Administrative Agent and the Administrative Agent's Special Counsel, and the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     (k) No Default or Event of Default shall exist or be continuing, and none shall exist upon (or after given effect to) the effectiveness of this Amendment (including (S)2 hereof) on the Restructuring Date.

     (S)5.  Representations and Warranties.  Each of the Company and Samsonite
            ------------------------------
Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Effective Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement after giving effect to this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references
                                                 --------
therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of the transactions contemplated hereby will not contravene any term or condition set forth in any material agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

     (S)6.  Ratification, Etc.  Except as expressly provided for herein, the
            -----------------
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit

Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  No Waiver.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe, or any rights of the Agents or the Lenders consequent thereon.

     (S)8.  Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
            -------------
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature pages follow]

           [Attach revised Schedule 8.23]

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                              WELLS FARGO BANK WEST, NATIONAL
                              ASSOCIATION (formerly known as Norwest
                              Bank Colorado, National Association)



                              By:    /s/ Randall Schmidt
                                   -------------------------------------------
                              Name:    Randall Schmidt
                                     -----------------------------------------
                              Title:    Vice President
                                      ----------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

           The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                              FORTIS (USA) FINANCE LLC (formerly known as General (USA) Finance LLC)


                              By:    /s/ Eddie Matthews
                                   --------------------------------------------
                              Name:    Eddie Matthews
                                    -------------------------------------------
                              Title:    Senior Vice President
                                      -----------------------------------------


                              By:    /s/ Robert Fakhoury
                                   --------------------------------------------
                              Name:    Robert Fakhoury
                                     ------------------------------------------
                              Title:    Treasurer
                                      -----------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                             FORTIS BANK N.V. (formerly known as
                             Generale Bank)


                             By: /s/ S. E. Janaway
                                -------------------------------------------
                             Name:   S.E. Janaway
                                   ----------------------------------------
                             Title: Membre de la Direction Credits Centraux
                                   ----------------------------------------


                             By: /s/ Jan Vandersteen
                                -------------------------------------------
                             Name:   Jan Vandersteen
                                   ----------------------------------------
                             Title: Senior Credit Manager
                                   ----------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   CIBC INC.



                                   By:    /s/ Gerald Girardi
                                        ----------------------------------------
                                   Name:      Gerald Girardi
                                          --------------------------------------
                                   Title:    Executive Director
                                           -------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   FLEET NATIONAL BANK (formerly known as
                                   BankBoston, N.A.)



                                   By:    /s/ James Lau
                                        --------------------------------------
                                   Name:      James Lau
                                          ------------------------------------
                                   Title:    Vice President
                                           -----------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                   BANK OF AMERICA, N.A. (formerly known
                                   as Bank of American National Trust and
                                   Savings Association)


                                   By:    /s/ Peter D. Griffith
                                        ------------------------------------
                                   Name:      Peter D. Griffith
                                          ----------------------------------
                                   Title:    Managing Director
                                           ---------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

     The Company                   SAMSONITE CORPORATION
     -----------

                                   By:    /s/ Richard H. Wiley
                                        --------------------------------------
                                   Name:      Richard H. Wiley
                                          ------------------------------------
                                   Title:    Chief Financial Officer
                                           -----------------------------------

     Samsonite Europe              SAMSONITE EUROPE N.V.
     ----------------

                                   Name:  /s/ Luc Van Nevel
                                         -------------------------------------
                                   Name:    Luc Van Nevel
                                          ------------------------------------
                                   Title:    Managing Director
                                           -----------------------------------

                         Schedule 8.23 - Subsidiaries

                                    Part I

At the time of the execution of the Fifth Amendment to the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement, the ownership structure regarding the Company's Subsidiaries, is as follows:

            (Ownership Interest of 100% Unless Otherwise Indicated)

     C.V. Holdings, Inc.                                        Colorado
          SC International Holdings C. V./1/                    Netherlands
               SC Denmark ApS                                   Denmark
     Samsonite Europe N.V.*                                     Belgium
           Samsonite S.A.*                                      France
           Samsonite Limited                                    United Kingdom
           Samsonite B.V.                                       Netherlands
           Samsonite Ges.m.b.H.                                 Austria
           Samsonite GmbH                                       Germany
           Samsonite Hungaria Borond KFT                        Hungary
           Samsonite Finanziaria S.r.l.                         Italy
               Samsonite SpA * (60% joint venture)              Italy
           Samsonite Espana S.A. *                              Spain
           Samsonite AB.(Aktiebolag)                            Sweden
           Samsonite A/S                                        Denmark
           Samsonite AG                                         Switzerland
           Samsonite Slovakia S.r.o.                            Slovakia
           Samsonite Sp.z o.o                                   Poland
           Samsonite Finland Oy                                 Finland
           Samsonite Mauritius Limited                          Mauritius
               Samsonite India Limited * (60% joint venture)    India
           Samsonite Singapore Pte Ltd (80% joint venture)      Singapore
           Samsonite Asia Limited                               Hong Kong
               Samsonite Hong Kong Ltd.                         Hong Kong
           Samsonite Korea Limited (80% joint venture)          Korea
     Samsonite Latinoamerica, S.A. de C.V.                      Mexico
           Samsonite Mexico. S.a. de C.V. *                     Mexico

_____________________________________________________
/1/ C.V. Holdings, Inc. owns 95% of the economic interest and 66% of the voting interest in SC International Holdings C.V. and Samsonite Corporation owns 5% of the economic Interest and 34% of the voting interest, respectively.

     Samsonite Mercosur Limited (51% joint venture)             Bahamas
           Samsonite Brasil Ltda.                               Brazil
           Samsonite Argentina S.A.                             Argentina
           Lonberg Express S.A.                                 Uruguay

     Samsonite Comercio E Participacoes Ltda.                   Brazil
           Samsonite Industrial E commercial Ltda.              Brazil
     Samsonite Canada Inc.                                      Canada
     Samson S.A. de C.V.                                        Mexico

     Samsonite Company Stores, Inc. *                           Indiana
     Samsonite Pacific Ltd.                                     Colorado

     Direct Marketing Ventures, Inc.                            Colorado

     Astrum R.E. Corp.                                          Delaware

     McGregor II, LLC *                                         Delaware
           Hortex Incorporated                                  Texas
           McGregor China Corp.                                 Delaware
     Jody Apparel II, LLC                                       Delaware
     WMI II, LLC                                                Delaware

     Samsonite Holdings, Inc.                                   Delaware

* Denotes Subsidiary whose assets have a value in excess of 2% of Consolidated Total Assets as of 1/31/98, using 2/17/98 exchange rates.

                       Ownership Interests of 50% or Less
                       ----------------------------------


1. Samsonite Europe, N.V. participates in a 50-50 joint venture in China. The joint venture company and its wholly-owned subsidiary are:

                         China Tai Samsonite (H.K.) Limited
                         c/o Baker & McKenzie
                         14th Floor, Hutchison House
                         10 Harcourt Road
                         HONG KONG

                              Ningbo Chia Tai Samsonite
                              Luggage Co. Ltd.
                              ETDZ Xiaogang
                              Ningbo Municipality, Zhejiang Province
                              315803 P.R.C.

2. Samsonite SpA participates in a joint venture in which it holds 20% of the Shares of:

                         Factory Store 1 S.r.l.
                         Via Milano 18
                         Corisco (MI)
                         ITALY

3. McGregor China Corp. participates in a joint venture in China in which it holds about 25% of the shares of the joint venture company, Yizheng/McGregor Global Fashions Co., Ltd.

4. The distribution arm of Samsonite India Limited is Samtain Sales Private Limited, of which Samsonite India Limited owns about 30%.

                                    PART II

After giving effect to the Belgian Transfer and the Mexican Transfer, the ownership structure regarding the Company's Subsidiaries, is as follows:

C.V. Holdings, Inc.                                         Colorado
  SC International Holdings C. V./1/                        Netherlands
     SC Denmark ApS                                         Denmark
       Samsonite Europe N.V.*                               Belgium
          Samsonite S.A.*                                   France
          Samsonite Limited                                 United Kingdom
          Samsonite B.V.                                    Netherlands
          Samsonite Ges.m.b.H.                              Austria
          Samsonite GmbH                                    Germany
          Samsonite Hungaria Borond KFT                     Hungary
          Samsonite Finanziaria S.r.l.                      Italy
            Samsonite SpA * (60% joint venture)             Italy
          Samsonite Espana S.A. *                           Spain
          Samsonite AB.(Aktiebolag)                         Sweden
          Samsonite A/S                                     Denmark
          Samsonite AG                                      Switzerland
          Samsonite Slovakia S.r.o.                         Slovakia
          Samsonite Sp.z o.o                                Poland
          Samsonite Finland Oy                              Finland
          Samsonite Mauritius Limited                       Mauritius
            Samsonite India Limited * (60% joint venture)   India
          Samsonite Singapore Pte Ltd (80% joint venture)   Singapore
          Samsonite Asia Limited                            Hong Kong
            Samsonite Hong Kong Ltd.                        Hong Kong
          Samsonite Korea Limited (80% joint venture)       Korea

          Samsonite Latinoamerica, S.A. de C.V.             Mexico
          Samsonite Mexico. S.a. de C.V. *                  Mexico

_____________________________________________________
/1/ C.V. Holdings, Inc. owns 95% of the economic interest and 66% of the voting interest in SC International Holdings C.V. and Samsonite Corporation owns 5% of the economic Interest and 34% of the voting interest, respectively.

Samsonite Mercosur Limited (51% joint venture)              Bahamas
     Samsonite Brasil Ltda.                                 Brazil
     Samsonite Argentina S.A.                               Argentina
     Lonberg Express S.A.                                   Uruguay

Samsonite Comercio E Participacoes Ltda.                    Brazil
     Samsonite Industrial E commercial Ltda.                Brazil
Samsonite Canada Inc.                                       Canada
Samson S.A. de C.V.                                         Mexico

Samsonite Company Stores, Inc. *                            Indiana
Samsonite Pacific Ltd.                                      Colorado

Direct Marketing Ventures, Inc.                             Colorado

Astrum R.E. Corp.                                           Delaware

McGregor II, LLC *                                          Delaware
     Hortex Incorporated                                    Texas
     McGregor China Corp.                                   Delaware
Jody Apparel II, LLC                                        Delaware
WMI II, LLC                                                 Delaware

Samsonite Holdings, Inc.                                    Delaware

* Denotes Subsidiary whose assets have a value in excess of 2% of Consolidated Total Assets as of 1/31/98, using 2/17/98 exchange rates.

                       Ownership Interests of 50% or Less
                       ----------------------------------


1. Samsonite Europe, N.V. participates in a 50-50 joint venture in China. The joint venture company and its wholly-owned subsidiary are:

                            China Tai Samsonite (H.K.) Limited
                            c/o Baker & McKenzie
                            14th Floor, Hutchison House
                            10 Harcourt Road
                            HONG KONG

                                 Ningbo Chia Tai Samsonite
                                 Luggage Co. Ltd.
                                 ETDZ Xiaogang
                                 Ningbo Municipality, Zhejiang Province
                                 315803 P.R.C.

2. Samsonite SpA participates in a joint venture in which it holds 20% of the Shares of:

                            Factory Store 1 S.r.l.
                            Via Milano 18
                            Corisco (MI)
                            ITALY

3. McGregor China Corp. participates in a joint venture in China in which it holds about 25% of the shares of the joint venture company, Yizheng/McGregor Global Fashions Co., Ltd.

4. The distribution arm of Samsonite India Limited is Samtain Sales Private Limited, of which Samsonite India Limited owns about 30%.